UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                    Pursuant to Section 13 OR 15(d) of
                    The Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported) April 30, 2007

                           MOVIE GALLERY, INC.
         (Exact name of registrant as specified in its charter)

         Delaware                  0-24548            63-1120122
(State or Other Jurisdiction     (Commission         (IRS Employer
     of Incorporation)           File Number)       Identification No.)

             900 West Main Street
               Dothan, Alabama                            36301
   (Address of principal executive offices)             (Zip Code)

           Registrant's telephone number, including area code
                           (334) 677-2108

      -------------------------------------------------------------
      (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 4, 2007, the Company announced that Jeffrey S. Stubbs, Executive Vice President and Chief Operating Officer of the Movie Gallery division, has been appointed President of Retail Operations for the Company, effective immediately. In this new position, Mr. Stubbs will be responsible for all aspects of the retail operations for the Company's three brands: Movie Gallery, Hollywood Video and Game Crazy. A copy of the press release announcing Mr. Stubbs' appointment is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety into this Item 5.02.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     99.1   Press Release dated May 4, 2007.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOVIE GALLERY, INC.
Date: May 4, 2007

/S/ S. Page Todd
------------------------------------
S. Page Todd
Executive Vice President, Secretary,
General Counsel and Chief Compliance
Officer


INDEX TO EXHIBITS

99.1    Press Release dated May 4, 2007.